UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Waters Corporation

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Waters™

P.O. BOX 8016, CARY, NC 27512-9903



Your vote matters!

Waters Corporation
Annual Meeting of Shareholders

Thursday, May 22, 2025 at 9:00 AM, Eastern Time

Annual Meeting will be held virtually via the Internet - please visit www.proxydocs.com/WAT for more details.

You must pre-register to attend the meeting online and/or participate at www.proxydocs.com/WAT.

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/WAT

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 12, 2025. Unless requested, you will not otherwise receive a paper or e-mail copy of the proxy materials.

SEE REVERSE FOR FULL AGENDA

Meeting Materials: Notice of Meeting, Proxy Statement, and Annual Report

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on On May 22, 2025, for Shareholders of record as of March 24, 2025

To order paper materials, use one of the following methods.

Internet:
www.investorelections.com/WAT

Call:
1-866-648-8133

Email:
paper@investorelections.com

If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Waters Corporation Annual Meeting of ShareholdersTHE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4PROPOSAL1. To elect directors to serve for the ensuing year and until their successors are elected; 1.01 Dr. Flemming Ornskov, M.D., M.P.H.1.02 Linda Baddour 1.03 Udit Batra, Ph.D. 1.04 Dan Brennan 1.05 Richard Fearon 1.06 Pearl S. Huang, Ph.D. 1.07 Wei Jiang 1.08 Heather Knight 1.09 Christopher A. Kuebler 1.10 Mark Vergnano2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;3. To approve, on a non-binding, advisory basis, the compensation of the Company’s executive officers; and4. To approve the Company’s Amended and Restated 2009 Employee Stock Purchase Plan.5. To consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment thereof.